UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/15

The following Form N-CSR relates only to Dreyfus Core Equity Fund and Dreyfus Floating Rate Income Fund, each a series of the Registrant, and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different Form N-CSR reporting requirements. A separate Form N-CSR will be filed for those series, as appropriate.

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Core Equity Fund

ANNUAL REPORT August 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMAT I O N

Back Cover

Dreyfus Core Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Core Equity Fund, covering the 12-month period from September 1, 2014, through August 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased in August when economic concerns in China, falling commodity prices and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit in this environment. U.S. bonds generally fared better, rallying in late 2014 due to robust investor demand before reversing course in the spring as the domestic economy strengthened. Global economic instability in August hurt corporate-backed and inflation-linked bonds, but U.S. government securities held up relatively well.

We expect market uncertainty and volatility to persist over the near term as investors vacillate between hopes that current market turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that financial markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the anticipated eventual normalization of monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
September 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, Dreyfus Core Equity Fund’s Class A shares produced a total return of -6.60%, Class C shares returned -7.31%, and Class I shares returned -6.39%.1 For the same period, the fund’s benchmark, the Standard & Poor’s® 500 Composite Stock Price Index (“S&P 500 Index”), produced a 0.48% total return.2

Roughly flat results of the S&P 500 Index for the reporting period overall masked heightened volatility stemming from global economic concerns. The fund’s emphasis on industry leaders with worldwide operations weighed on the fund’s performance compared to its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies that it considers undervalued in terms of current earnings, assets, or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

Global Economic Concerns Sparked Market Turmoil

Despite falling energy prices, a strengthening U.S. dollar, and the end of the Federal Reserve Board (the “Fed”)’s quantitative easing program, the S&P 500 Index managed to push higher through the first nine months of the reporting period and achieved a new all-time high in mid-May. However, these concerns subsequently began to weigh more heavily on investor sentiment. Greece’s debt crisis rattled equity markets in late June. Then, in August, intensifying concerns surrounding the deepening slowdown in China and worries about potentially higher short-term interest rates in the United States triggered swift, steep declines among equities around the world. At its low point in August, the S&P 500 Index had corrected more than 12% from its May high.

In contrast to disappointing economic trends in international markets, U.S. economic data remained generally solid. Therefore, investors tended to gravitate to stocks of companies with domestically focused businesses. The U.S. health care and consumer discretionary sectors, which tend to be less dependent on international demand, generated double-digit

3

DISCUSSION OF FUND PERFORMANCE (continued)

absolute returns. In contrast, the industrials, materials, and energy sectors proved more sensitive to decelerating demand from the emerging markets. The energy sector suffered a decline of more than 30% over the reporting period as the Organization of Petroleum-Exporting Countries (OPEC) maintained output levels even as oil prices plummeted.

International Exposure Weighed on Relative Performance

In this environment, the fund’s emphasis on industry leaders with global operations undercut its relative performance. Underweighted exposure to and stock selection shortfalls in the consumer discretionary and health care sectors further hampered relative results. Security selection shortfalls hurt results among industrial stocks, but a limited allocation to the lagging sector helped cushion weakness in the sector. Conversely, the damaging impact of overweighted exposure to the energy sector was partly ameliorated by the fund’s focus on major integrated oil companies and its avoidance of some of the sector’s more cyclical, less well-financed constituents.

Positions making the largest positive contributions to returns during the reporting period included Altria Group, Apple, Walgreen Boots Alliance, Novo Nordisk, AbbVie, Walt Disney, and JP Morgan Chase. The largest detractors from performance included Chevron, Exxon Mobil, ConocoPhillips, Occidental Petroleum, International Business Machines, and Canadian Pacific Railway.

Short-Term Volatility May Give Way to Long-Term Gains

Looking past the current market volatility and global growth scare, we believe the U.S. economy can continue to expand at least in line with the sub-standard pace that has characterized the first six years of the recovery. In our analysis, we likely have entered the later phases of a protracted business cycle, but we do not appear to be nearing its end as the U.S. economy has displayed few signs of excess.

While equity markets may retest recent lows rather than making a quick recovery, we believe the S&P 500 Index will resume its uptrend as evidence of a resilient U.S. economy accumulates. Stocks of large, high-quality companies, which tend to lag in liquidity-driven markets, seem well positioned for strengthening relative performance as the business cycle matures, monetary policy normalizes in the United States, and conditions abroad begin to stabilize.

September 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

3 Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels. There can be no guarantee that the fund will generate any specific level of distributions annually.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Core Equity Fund Class A shares, Class C shares and Class I shares and the Standard & Poor's 500 Composite Stock Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Core Equity Fund on 8/31/05 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	-11.99%	9.70%	4.67%
without sales charge	-6.60%	11.01%	5.29%
Class C shares
with applicable redemption charge †	-8.19%	10.18%	4.50%
without redemption	-7.31%	10.18%	4.50%
Class I shares	-6.39%	11.27%	5.56%
Standard & Poor's 500 Composite Stock Price Index	0.48%	15.86%	7.15%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from March 1, 2015 to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.51	$ 10.10	$ 5.30
Ending value (after expenses)	$ 911.80	$ 908.20	$ 912.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.87	$ 10.66	$ 5.60
Ending value (after expenses)	$ 1,018.40	$ 1,014.62	$ 1,019.66

† Expenses are equal to the fund's annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
August 31, 2015

ME||

Common Stocks - 99.6%	Shares	Value ($)
Banks - 1.8%
Wells Fargo & Co.	85,800	4,575,714
Capital Goods - .7%
United Technologies	20,200	1,850,522
Consumer Durables & Apparel - 1.0%
NIKE, Cl. B	23,160	2,588,130
Consumer Services - 1.0%
McDonald's	27,950	2,655,809
Diversified Financials - 11.1%
American Express	58,000	4,449,760
BlackRock	17,300	5,232,731
Franklin Resources	72,000	2,921,760
Intercontinental Exchange	8,300	1,895,803
JPMorgan Chase & Co.	110,225	7,065,422
State Street	43,300	3,114,136
Visa, Cl. A	49,000	3,493,700
		28,173,312
Energy - 12.2%
Chevron	98,100	7,945,119
ConocoPhillips	81,000	3,981,150
EOG Resources	18,000	1,409,580
Exxon Mobil	142,660	10,733,738
Imperial Oil	37,100	1,307,775
Occidental Petroleum	76,300	5,570,663
		30,948,025
Food & Staples Retailing - 2.1%
Walgreens Boots Alliance	52,750	4,565,513
Whole Foods Market	24,900	815,724
		5,381,237
Food, Beverage & Tobacco - 19.8%
Altria Group	139,075	7,451,639
Coca-Cola	220,300	8,662,196
Diageo, ADR	25,600	2,723,072
Nestle	101,830	7,499,779
PepsiCo	58,900	5,473,577
Philip Morris International	185,800	14,826,840
SABMiller	82,600	3,834,855
		50,471,958

8

Common Stocks - 99.6% (continued)	Shares		Value ($)
Health Care Equipment & Services - 2.3%
Abbott Laboratories	131,200		5,942,048
Household & Personal Products - 4.4%
Estee Lauder, Cl. A	63,800		5,089,326
Procter & Gamble	88,150		6,229,561
			11,318,887
Insurance - 2.2%
ACE	53,900		5,506,424
Materials - 1.6%
Praxair	37,200		3,933,900
Media - 6.8%
Comcast, Cl. A	69,800		3,931,834
McGraw-Hill Financial	27,500		2,667,225
Twenty-First Century Fox, Cl. A	147,500		4,040,025
Walt Disney	65,800		6,703,704
			17,342,788
Pharmaceuticals, Biotechnology & Life Sciences - 11.4%
AbbVie	126,300		7,882,383
Celgene	13,800	[a]	1,629,504
Gilead Sciences	32,700		3,435,789
Novo Nordisk, ADR	154,600		8,544,742
Roche Holding, ADR	222,700		7,606,318
			29,098,736
Semiconductors & Semiconductor Equipment - 4.1%
ASML Holding	28,500		2,594,070
Texas Instruments	131,100		6,271,824
Xilinx	39,200		1,642,088
			10,507,982
Software & Services - 7.3%
Automatic Data Processing	16,435		1,270,754
Facebook, Cl. A	41,000	[a]	3,666,630
Google, Cl. C	4,030	[a]	2,491,548
International Business Machines	31,400		4,643,746
Microsoft	58,430		2,542,874
Oracle	94,200		3,493,878
VeriSign	6,000	[a,b]	413,640
			18,523,070
Technology Hardware & Equipment - 6.9%
Apple	134,300		15,143,668
QUALCOMM	43,000		2,432,940
			17,576,608

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.6% (continued)	Shares		Value ($)
Transportation - 2.9%
Canadian Pacific Railway	31,100		4,515,720
Union Pacific	34,500		2,958,030
			7,473,750
Total Common Stocks (cost $153,667,968)			253,868,900
Other Investments - .1%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	143,764	[c]	143,764
(cost $143,764)
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund	421,740	[c]	421,740
(cost $421,740)
Total Investments (cost $154,233,472)	99.9%		254,434,404
Cash and Receivables (Net)	.1%		360,930
Net Assets	100.0%		254,795,334

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2015, the value of the fund's securities on loan was $409,504 and the value of the collateral held by the fund was $421,740.

c Investment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	19.8
Energy	12.2
Pharmaceuticals, Biotechnology & Life Sciences	11.4
Diversified Financials	11.1
Software & Services	7.3
Technology Hardware & Equipment	6.9
Media	6.8
Household & Personal Products	4.4
Semiconductors & Semiconductor Equipment	4.1
Transportation	2.9
Health Care Equipment & Services	2.3
Insurance	2.2
Food & Staples Retailing	2.1
Banks	1.8
Materials	1.6
Consumer Services	1.0
Consumer Durables & Apparel	1.0
Capital Goods	.7
Money Market Investments	.3
99.9

†Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $409,504)—Note 1(c):
Unaffiliated issuers	153,667,968	253,868,900
Affiliated issuers	565,504	565,504
Receivable for investment securities sold		8,831,008
Dividends and securities lending income receivable		825,897
Receivable for shares of Common Stock subscribed		15,796
		264,107,105
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		365,387
Cash overdraft due to Custodian		278,406
Payable for investment securities purchased		7,646,765
Payable for shares of Common Stock redeemed		597,918
Liability for securities on loan—Note 1(c)		421,740
Accrued expenses		1,555
		9,311,771
Net Assets ($)		254,795,334
Composition of Net Assets ($):
Paid-in capital		120,877,817
Accumulated undistributed investment income—net		546,928
Accumulated net realized gain (loss) on investments		33,170,836
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		100,199,753
Net Assets ($)		254,795,334

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	89,744,342	108,286,918	56,764,074
Shares Outstanding	4,428,277	5,455,640	2,739,514
Net Asset Value Per Share ($)	20.27	19.85	20.72

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $127,446 foreign taxes withheld at source):
Unaffliated issuers	8,106,846
Affliated issuers	571
Income from securities lending—Note 1(c)	6,587
Total Income	8,114,004
Expenses:
Management fee—Note 3(a)	3,524,487
Distribution/Service Plan fees—Note 3(b)	1,561,088
Directors' fees—Note 3(a,c)	21,045
Loan commitment fees—Note 2	3,342
Interest expense—Note 2	2,870
Total Expenses	5,112,832
Less—Directors' fees reimbursed by Dreyfus—Note 3(a)	(21,045)
Net Expenses	5,091,787
Investment Income—Net	3,022,217
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	34,483,936
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(56,445,849)
Net Realized and Unrealized Gain (Loss) on Investments	(21,961,913)
Net (Decrease) in Net Assets Resulting from Operations	(18,939,696)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2015	2014
Operations ($):
Investment income—net	3,022,217	3,790,304
Net realized gain (loss) on investments	34,483,936	15,144,008
Net unrealized appreciation (depreciation) on investments	(56,445,849)	52,316,832
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,939,696)	71,251,144
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,273,822)	(2,253,152)
Class C	(544,444)	(932,081)
Class I	(1,154,384)	(1,196,664)
Net realized gain on investments:
Class A	(5,483,578)	(2,247,758)
Class C	(6,574,827)	(1,969,710)
Class I	(4,397,102)	(975,838)
Total Dividends	(19,428,157)	(9,575,203)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	7,128,904	19,832,108
Class C	8,317,639	11,890,622
Class I	23,732,192	28,972,918
Dividends reinvested:
Class A	5,374,642	3,648,090
Class C	3,353,732	1,251,666
Class I	4,197,288	1,415,679
Cost of shares redeemed:
Class A	(40,427,365)	(95,321,391)
Class C	(28,298,956)	(43,532,579)
Class I	(45,327,656)	(32,920,580)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(61,949,580)	(104,763,467)
Total Increase (Decrease) in Net Assets	(100,317,433)	(43,087,526)
Net Assets ($):
Beginning of Period	355,112,767	398,200,293
End of Period	254,795,334	355,112,767
Undistributed investment income—net	546,928	497,361

14

	Year Ended August 31,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	322,057	934,201
Shares issued for dividends reinvested	241,097	172,834
Shares redeemed	(1,823,168)	(4,408,792)
Net Increase (Decrease) in Shares Outstanding	(1,260,014)	(3,301,757)
Class C
Shares sold	382,299	567,877
Shares issued for dividends reinvested	153,110	60,511
Shares redeemed	(1,309,339)	(2,049,542)
Net Increase (Decrease) in Shares Outstanding	(773,930)	(1,421,154)
Class I
Shares sold	1,031,251	1,293,813
Shares issued for dividends reinvested	184,168	65,644
Shares redeemed	(2,020,601)	(1,498,115)
Net Increase (Decrease) in Shares Outstanding	(805,182)	(138,658)

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	23.04	19.66	18.54	16.47	13.69
Investment Operations:
Investment income—net[a]	.26	.26	.30	.23	.21
Net realized and unrealized gain (loss) on investments	(1.67)	3.67	1.09	2.15	2.76
Total from Investment Operations	(1.41)	3.93	1.39	2.38	2.97
Distributions:
Dividends from investment income—net	(.26)	(.29)	(.27)	(.31)	(.19)
Dividends from net realized gain on investments	(1.10)	(.26)	-	-	-
Total Distributions	(1.36)	(.55)	(.27)	(.31)	(.19)
Net asset value, end of period	20.27	23.04	19.66	18.54	16.47
Total Return (%)[b]	(6.60)	20.28	7.57	14.59	21.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses to average net assets	1.35	1.35	1.35	1.35	1.32
Ratio of net investment income to average net assets	1.18	1.21	1.53	1.28	1.31
Portfolio Turnover Rate	10.31	.62	7.63	.65	4.08
Net Assets, end of period ($ x 1,000)	89,744	131,033	176,742	185,523	112,103

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended August 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	22.58	19.28	18.19	16.13	13.42
Investment Operations:
Investment income—net[a]	.09	.10	.15	.09	.09
Net realized and unrealized gain (loss) on investments	(1.63)	3.59	1.08	2.10	2.71
Total from Investment Operations	(1.54)	3.69	1.23	2.19	2.80
Distributions:
Dividends from investment income—net	(.09)	(.13)	(.14)	(.13)	(.09)
Dividends from net realized gain on investments	(1.10)	(.26)	-	-	-
Total Distributions	(1.19)	(.39)	(.14)	(.13)	(.09)
Net asset value, end of period	19.85	22.58	19.28	18.19	16.13
Total Return (%)[b]	(7.31)	19.35	6.83	13.66	20.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses to average net assets	2.10	2.10	2.10	2.10	2.07
Ratio of net investment income to average net assets	.43	.46	.78	.54	.56
Portfolio Turnover Rate	10.31	.62	7.63	.65	4.08
Net Assets, end of period ($ x 1,000)	108,287	140,690	147,544	144,658	96,429

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	23.53	20.07	18.92	16.81	13.97
Investment Operations:
Investment income—net[a]	.33	.32	.35	.28	.26
Net realized and unrealized gain (loss) on investments	(1.72)	3.74	1.12	2.20	2.80
Total from Investment Operations	(1.39)	4.06	1.47	2.48	3.06
Distributions:
Dividends from investment income—net	(.32)	(.34)	(.32)	(.37)	(.22)
Dividends from net realized gain on investments	(1.10)	(.26)	-	-	-
Total Distributions	(1.42)	(.60)	(.32)	(.37)	(.22)
Net asset value, end of period	20.72	23.53	20.07	18.92	16.81
Total Return (%)	(6.39)	20.56	7.83	14.89	22.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.11	1.11	1.11	1.11
Ratio of net expenses to average net assets	1.10	1.10	1.10	1.10	1.09
Ratio of net investment income to average net assets	1.43	1.45	1.78	1.57	1.59
Portfolio Turnover Rate	10.31	.62	7.63	.65	4.08
Net Assets, end of period ($ x 1,000)	56,764	83,389	73,915	69,970	31,181

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

19

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

20

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company's Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of August 31, 2015 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	215,242,568	-		-	215,242,568
Equity Securities - Foreign Common Stocks†	34,791,477	3,834,855	††	-	38,626,332
Mutual Funds	565,504	-		-	565,504

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund's fair valuation procedures.

At August 31, 2014, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

22

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended August 31, 2015, The Bank of New York Mellon earned $1,703 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended August 31, 2015 were as follows:

Affiliated Investment Company	Value 8/31/2014 ($)	Purchases ($)	Sales ($)	Value 8/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	526,199	33,820,855	34,203,290	143,764.1
Dreyfus Institutional Cash Advantage Fund	32,400	21,161,873	20,772,533	421,740.2
Total	558,599	54,982,728	54,975,823	565,504.3

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

23

NOTES TO FINANCIAL STATEMENTS (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $625,815, undistributed capital gains $33,091,949 and unrealized appreciation $100,199,753.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2015 and August 31, 2014 were as follows: ordinary income $3,568,594 and $4,381,897, and long-term capital gains $15,859,563 and $5,193,306, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2015, was approximately $257,500 with a related weighted average annualized interest rate of 1.11%.

24

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a Investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/ or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended August 31, 2015, fees reimbursed by Dreyfus amount to $21,045.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended August 31, 2015, the Distributor retained $18,825 from commissions earned on sales of the fund's Class A shares and $3,028 CDSC on redemptions of the fund's Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2015, Class A and Class C shares were charged $272,368 and $966,540, respectively, pursuant to their Distribution Plans. During the period ended August 31, 2015, Class C shares were charge $322,180 pursuant to the Service Plan.

25

NOTES TO FINANCIAL STATEMENTS (continued)

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $250,191, Distribution Plans fees $92,416 and Service Plan fees $24,130, which are offset against an expense reimbursement currently in effect in the amount of $1,350.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2015, amounted to $32,803,398 and $114,382,252, respectively..

At August 31, 2015, the cost of investments for federal income tax purposes was $154,233,472; accordingly, accumulated net unrealized appreciation on investments was $100,200,932, consisting of $102,328,770 gross unrealized appreciation and $2,127,838 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Core Equity Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Core Equity Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 30, 2015

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $3,568,594 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.0645 per share as a capital gain dividend paid on December 3, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0400 as a short-term capital gain dividend paid on December 3, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

28

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 144

———————

Francine J. Bovich (64)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 82

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 30

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 30

———————

Roslyn M. Watson (65)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 68

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 68

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

31

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

32

NOTES

33

For More Information

Dreyfus Core Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DLTSX Class C: DPECX Class I: DPERX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation	0047AR0815

Dreyfus Floating Rate Income Fund

ANNUAL REPORT August 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Floating Rate Income Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Floating Rate Income Fund, covering the 12-month period from September 1, 2014, through August 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were more than erased in August when economic concerns in China, falling commodity prices and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit in this environment. U.S. bonds generally fared better, rallying in late 2014 due to robust investor demand before reversing course in the spring as the domestic economy strengthened. Global economic instability in August hurt corporate-backed and inflation-linked bonds, but U.S. government securities held up relatively well.

We expect market uncertainty and volatility to persist over the near term as investors vacillate between hopes that current market turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that financial markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the anticipated eventual normalization of monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

September 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by William Lemberg and Chris Barris, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, Dreyfus Floating Rate Income Fund’s Class A shares produced a total return of 1.28%, Class C shares returned 0.47%, Class I shares returned 1.58%, and Class Y shares returned 1.56%.1 The fund’s benchmark, the S&P LSTA Leveraged Loan Index (the “Index”), produced a total return of 1.00% for the same period.2

Bank loans and other income-oriented investments encountered heightened volatility during the reporting period amid changing economic sentiment and shifting supply-and-demand dynamics. Our sector allocation and credit selection strategies enabled the fund’s Class A, Class I, and Class Y shares to outperform the S&P LSTA Leveraged Loan Index.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate loans and other floating rate securities. The fund currently intends to invest principally in floating rate loans and securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom up research process that incorporates a macroeconomic overlay. We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries, and structures while seeking to mitigate credit risk. Fundamental analysis is complemented by our macroeconomic outlook as it relates to observed default trends, performance drivers, and capital market liquidity. We seek to mitigate credit risk through a disciplined approach to credit investment selection and evaluation.

Loans Held Up Well amid Volatile Financial Markets

The reporting period began in the midst of robust demand for U.S. Treasury securities from overseas investors, which sent longer term interest rates lower. Rates declined through the end of 2014 when inflation remained low despite mounting evidence of accelerating domestic economic growth, including improving labor markets, consumer confidence, and business sentiment.

Investor demand for U.S. Treasuries began to normalize in early 2015, and strong employment data fueled renewed inflation concerns. These developments sent long-term interest rates higher until weaker-than-expected data in other areas of the economy dashed inflation fears. In fact, U.S. GDP expanded at an anemic 0.6% annualized rate over the first quarter of 2015 due to a strengthening U.S. dollar and severe winter weather. These drags proved transitory when the economy resumed its recovery in the spring, posting a 3.7% annualized GDP growth rate for the second quarter. Consequently, long-term interest rates climbed until the final weeks of the reporting period. In August, interest rates fell sharply when renewed global economic concerns roiled the financial markets and newly risk-averse investors again flocked to the relative safety of U.S. Treasury securities.

DISCUSSION OF FUND PERFORMANCE (continued)

Prices of floating-rate bank loans held up relatively well in this tumultuous environment. The asset class experienced less volatility, on average, than fixed-income securities with comparable maturities and credit ratings, and bank loans benefited from favorable supply-and-demand dynamics as robust demand for a limited supply of newly issued loans put downward pressure on credit spreads over much of the reporting period.

Sector Allocations Bolstered Relative Results

A conservative investment posture—including a focus on the relatively defensive food-and-beverage, telecommunications, cable television, and health care industries—positioned the fund well for the reporting period’s macroeconomic developments. Most notably, the fund maintained underweighted exposure to loans to oil-and-gas and metals-and-mining companies, which were especially hard hit by plummeting commodity prices. An underweighted position in utilities also buoyed relative results, and the fund held no exposure to a distressed loan to electricity producer TXU Energy. Instead, the fund maintained relatively heavy exposure to the chemicals industry, which fared well as input costs declined. The fund’s investments in structured financial instruments, such as collateralized loan obligations, also helped support relative performance.

On a more negative note, the fund held relatively light exposure to stronger performing casino operators and retailers, and a modest position in high yield bonds weighed to a degree on relative results.

Anticipating Rising Interest Rates

Despite ongoing turmoil in China and other overseas markets, the U.S. economic recovery appears to have gained traction, and the Federal Reserve Board is widely expected to begin raising short-term interest rates later this year. Unlike their fixed-income counterparts, floating-rate bank loans historically have fared well in rising interest rate environments, and we remain optimistic regarding their prospects over the coming months. In addition, in our analysis, bank loans ended the reporting period with attractive valuations compared to historical averages. Nonetheless, we intend to maintain a generally conservative approach to sector allocations and credit selections, which we believe is a prudent strategy in the midst of global economic and market uncertainty.

September 15, 2015

Floating-rate loans are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through January 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. – The S&P LSTA Leveraged Loan Index reflects the market-weighted performance of institutional leveraged loans in the U.S. market based upon real-time market weightings, spreads, and interest payments. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Floating Rate Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the S&P/LSTA Leveraged Loan Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Floating Rate Income Fund on 9/27/13 (inception date) to a $10,000 investment made in the S&P/LSTA Leveraged Loan Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leverage loan market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 8/31/15
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (2.50%)	9/27/13	-1.22%	1.08%
without sales charge	9/27/13	1.28%	2.41%
Class C shares
with applicable redemption charge †	9/27/13	-0.50%	1.65%
without redemption	9/27/13	0.47%	1.65%
Class I shares	9/27/13	1.58%	2.67%
Class Y shares	9/27/13	1.56%	2.66%
S&P/LSTA Leveraged Loan Index	9/30/13	1.00%	2.83%††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†      The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index on 9/30/13 is used as the beginning value on 9/27/13.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Floating Rate Income Fund from March 1, 2015 to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.25	$ 9.08	$ 3.89	$ 3.79
Ending value (after expenses)	$1,004.60	$1,001.10	$1,006.40	$1,006.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.30	$ 9.15	$ 3.92	$ 3.82
Ending value (after expenses)	$1,019.96	$1,016.13	$1,021.32	$1,021.42

† Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.80% for Class C, .77% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2015E||

Bonds and Notes - 14.9%		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Automotive - .1%
Goodyear Tire & Rubber,
Gtd. Notes		8.25	8/15/20	750,000		784,687
Building & Development - .2%
TRI Pointe Holdings,
Sr. Unscd. Notes		5.88	6/15/24	900,000		891,000
Cable & Satellite Television - .4%
Altice Financing,
Sr. Scd. Notes		6.63	2/15/23	1,550,000	[b]	1,546,125
Numericable-SFR,
Sr. Scd. Bonds		6.00	5/15/22	525,000	[b]	526,313
						2,072,438
Chemicals & Plastics - .1%
Novacap International,
Sr. Scd. Notes	EUR	4.98	5/1/19	700,000	[c]	789,428
Collateralized Loan Obligations - 6.6%
ALM,
Ser. 2015-12A, Cl. D		5.79	4/16/27	1,000,000	[b,c]	909,617
AMMC,
Ser. 2014-15A, Cl. E		7.26	12/9/26	1,500,000	[b,c]	1,481,530
Ares,
Ser. 2007-22A, Cl. D		5.02	8/15/19	690,000	[b,c]	672,536
Arrowpoint,
Ser. 2015-4A, Cl. D		4.79	4/18/27	2,000,000	[b,c]	1,934,082
Avery Point,
Ser. 2015-6A, Cl. E2		6.38	8/5/27	1,000,000	[b,c]	954,964
Cadogan Square,
Ser.1, Cl. E	EUR	4.80	2/1/22	800,000	[c]	895,827
Cairn,
Ser. 2007-2A, Cl. E	EUR	5.08	10/15/22	1,000,000	[b,c]	1,089,395
CIFC Funding,
Ser. 2007-3A, Cl. D		5.55	7/26/21	1,000,000	[b,c]	992,311
CIFC Funding,
Ser. 2014-2A, Cl. B2L		4.93	5/24/26	1,000,000	[b,c]	878,241
CVP Cascade,
Ser. 2015-3A, Cl. D		4.48	1/16/27	1,000,000	[b,c]	959,159
Denali Capital,
Ser. 2007-1A, Cl. B2L		4.55	1/22/22	500,000	[b,c]	471,018
Goldentree Loan Opportunities,
Ser. 2015-10A, Cl. E1		6.32	7/20/27	1,500,000	[b,c]	1,484,038
Highbridge Loan Management,
Ser. 6A-2015, Cl. E2		6.52	5/5/27	1,000,000	[b,c]	956,032
Kingsland,
Ser. 2013-6A, Cl. E		5.29	10/28/24	1,000,000	[b,c]	878,659
LCM,
Ser. 14A, Cl. E		4.94	7/15/25	1,000,000	[b,c]	884,473
LightPoint Pan-European,
Ser. 2007-1X, Cl. E	EUR	5.55	2/5/26	831,699	[c]	900,988
Marathon,
Ser. 2013-5A, Cl. D		5.98	2/21/25	1,116,000	[b,c]	1,042,565
Octagon Investment Partners XXII,
Ser. 2014-1A, Cl. E2		7.05	11/25/25	1,500,000	[b,c]	1,501,364
OZLM,

Bonds and Notes - 14.9% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Collateralized Loan Obligations - 6.6% (continued)
Ser. 2014-8A, Cl. D		5.24	10/17/26	2,000,000	[b,c]	1,758,929
OZLM,
Ser. 2014-9A, Cl. D		5.44	1/20/27	1,500,000	[b,c]	1,353,151
OZLM Funding,
Ser. 2013-4A, Cl. D		4.95	7/22/25	1,500,000	[b,c]	1,348,469
Regatta III Funding,
Ser. 2014-1A, Cl. D		5.19	4/15/26	1,500,000	[b,c]	1,314,321
Sound Harbor Loan Fund,
Ser. 2014-1A, Cl. D		7.30	10/30/26	500,000	[b,c]	483,813
Sound Point,
Ser. 2012-1A, Cl. E		6.29	10/20/23	1,030,000	[b,c]	1,005,226
TICP,
Ser. 2014-3A, Cl. E2		6.44	1/20/27	1,000,000	[b,c]	925,809
Venture,
Ser. 2015-20A, Cl. E2		7.21	4/15/27	2,000,000	[b,c]	1,900,788
Windmill,
Ser. 2007-1X, Cl. E	EUR	6.55	12/16/29	1,500,000	[c]	1,660,111
York,
Ser. 2014-1A, Cl. D		4.40	1/22/27	1,500,000	[b,c]	1,433,679
York,
Ser. 2014-1A, Cl. E		5.75	1/22/27	1,500,000	[b,c]	1,328,642
						33,399,737
Containers & Glass Products - .5%
Ardagh Packaging Finance,
Gtd. Notes		6.75	1/31/21	1,225,000	[b]	1,255,625
Beverage Packaging Holdings II,
Gtd. Notes		6.00	6/15/17	1,300,000	[b]	1,298,375
						2,554,000
Financial Intermediaries - .2%
First Data,
Gtd. Notes		11.25	1/15/21	308,000		341,110
First Data,
Gtd. Notes		11.75	8/15/21	500,000		564,500
						905,610
Food & Drug Retail - .3%
Rite Aid,
Gtd. Notes		6.75	6/15/21	1,500,000		1,586,250
Health Care - 1.2%
CHS/Community Health Systems,
Gtd. Notes		6.88	2/1/22	1,000,000		1,065,310
HCA,
Sr. Scd. Notes		3.75	3/15/19	375,000		377,813
Tenet Healthcare,
Sr. Scd. Notes		3.79	6/16/20	2,500,000	[b]	2,516,875
Valeant Pharmaceuticals International,
Gtd. Notes		6.75	8/15/18	1,890,000	[b]	1,980,956
						5,940,954
Lodging & Casinos - .2%
MGM Resorts International,
Gtd. Notes		6.63	12/15/21	1,000,000		1,067,500
Oil & Gas - 1.3%
Antero Resources,
Gtd. Notes		5.38	11/1/21	500,000		462,500

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 14.9% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Oil & Gas - 1.3% (continued)
Carrizo Oil & Gas,
Gtd. Notes		6.25	4/15/23	1,500,000		1,357,500
Chesapeake Energy,
Gtd. Notes		7.25	12/15/18	1,375,000		1,168,750
Chesapeake Energy,
Gtd. Notes		6.63	8/15/20	1,100,000		882,750
Resources Partners Finance,
Gtd. Notes		5.00	1/15/18	2,000,000	[b]	1,990,000
Sanchez Energy,
Gtd. Notes		6.13	1/15/23	1,250,000		943,750
						6,805,250
Radio & Television - .5%
Clear Channel Worldwide Holdings,
Gtd. Notes, Ser. B		7.63	3/15/20	1,000,000		1,038,750
DISH DBS,
Gtd. Notes		6.75	6/1/21	1,250,000		1,258,000
DISH DBS,
Gtd. Notes		5.88	11/15/24	50,000		45,688
						2,342,438
Retailers - .5%
New Look,
Sr. Scd. Bonds	EUR	4.49	7/1/22	2,300,000	[c]	2,545,106
Telecommunications - 1.8%
CenturyLink,
Sr. Unscd. Notes		6.45	6/15/21	750,000		752,700
Digicel Group,
Sr. Unscd. Notes		8.25	9/30/20	1,000,000	[b]	930,000
Icahn Enterprises,
Gtd. Notes		6.00	8/1/20	1,000,000		1,038,600
Intelsat Jackson Holdings,
Gtd. Bonds		6.75	6/1/18	2,725,000		2,517,219
Sprint,
Gtd. Notes		7.25	9/15/21	1,000,000		975,000
T-Mobile USA,
Gtd. Bonds		6.46	4/28/19	850,000		876,562
T-Mobile USA,
Gtd. Bonds		6.73	4/28/22	500,000		526,250
Wind Acquisition Finance,
Scd. Notes		7.38	4/23/21	1,450,000	[b]	1,486,250
						9,102,581
Utilities - 1.0%
Calpine,
Sr. Scd. Notes		6.00	1/15/22	1,250,000	[b]	1,335,937
Dynegy,
Gtd. Notes		6.75	11/1/19	2,525,000		2,630,734
NRG Energy,
Gtd. Notes		6.25	7/15/22	1,000,000		980,000
						4,946,671
Total Bonds and Notes (cost $78,790,879)						75,733,650

Floating Rate Loan Interests - 80.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Aerospace & Defense - 1.7%
American Airlines,
2015 New Term Loan	3.25	6/27/20	984,962	[c]	977,265
American Airlines,
2015 Term Loan	3.50	10/10/21	2,000,000	[c]	1,989,170
SI Organization,
First Lien Initial Term Loan	5.75	11/23/19	925,244	[c]	925,531
Standard Aero Holdings,
Initial Term Loan	5.25	6/24/22	1,350,000	[c]	1,349,163
TASC,
First Lien New Term Loan	7.00	5/22/20	1,374,048	[c]	1,380,918
Transdigm,
Tranche C Term Loan	3.75	2/25/20	1,317,101	[c]	1,306,051
US Airways,
Tranche B-1 Term Loan	3.50	5/23/19	735,000	[c]	732,089
					8,660,187
Air Transport - .6%
Air Canada,
Replacement Term Loan	4.00	9/26/19	247,500	[c]	248,067
Sabre Holdings,
Term B Loan	4.00	2/19/19	2,212,204	[c]	2,211,805
United AirLines,
Class B Term Loan	3.25	4/1/19	491,206	[c]	490,592
					2,950,464
Automotive - 3.7%
American Tire Distributors,
Initial Term Loan	5.25	9/24/21	2,169,562	[c]	2,183,122
Dealer Tire,
Initial Term Loan	5.50	12/17/21	1,492,500	[c]	1,504,627
Federal-Mogul,
Tranche C Term Loan	4.75	4/15/21	3,215,549	[c]	3,147,219
FleetPride,
First Lien Initial Term Loan	9.25	11/19/19	2,394,859	[c]	2,323,013
FleetPride,
Second Lien Initial Term Loan	9.25	5/19/20	1,000,000	[c]	970,000
Gates Global,
Initial Dollar Term Loan	4.25	6/11/21	2,233,125	[c]	2,144,850
Key Safety Systems,
Initial Term Loan	4.75	7/23/21	1,488,750	[c]	1,486,889
Metaldyne Performance Group,
Tranche B-1 Term Loan	3.75	10/8/21	728,214	[c]	727,533
Midas Intermediate Holdco II,
Closing Date Term Loan	4.50	9/17/21	1,486,263	[c]	1,488,737
US Farathane,
Initial Term Loan	6.75	2/4/22	1,706,250	[c]	1,719,047
Visteon,
Initial Term Loan	3.50	4/9/21	1,166,667	[c]	1,164,473
					18,859,510
Beverages & Tobacco - 1.2%
AdvancePierre Foods,
First Lien Term Loan	5.75	7/10/17	1,201,237	[c]	1,204,738
AdvancePierre Foods,
Second Lien Term Loan	9.50	10/10/17	2,650,000	[c]	2,671,531

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 80.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Beverages & Tobacco - 1.2% (continued)
Aramark,
US Term F Loan	3.25	2/21/21	2,375,707	[c]	2,372,107
					6,248,376
Building & Development - .4%
Capital Automotive,
Tranche B-1 Term Loan	4.00	4/10/19	1,959,073	[c]	1,966,018
Business Equipment & Services - 4.1%
AlixPartners,
Term Loan B	4.50	7/22/22	650,000	[c]	651,300
Cast & Crew,
First Lien Term Loan	4.75	8/3/22	600,000	[c]	597,753
Consolidated Precision Products,
First Lien Term B-3 Loan	4.50	12/28/19	1,227,960	[c]	1,222,974
DTZ U.S. Borrower,
First Lien Initial Term Loan	5.50	10/28/21	1,243,750	[c]	1,234,422
Hyland Software,
First Lien Term Loan	4.75	7/1/22	1,086,256	[c]	1,086,935
Kronos,
Incremental Term Loan	4.50	4/10/19	1,030,578	[c]	1,032,675
Leighton Services,
Term B Loan	5.50	5/21/22	1,000,000	[c]	1,008,750
Magic Newco,
First Lien USD Term Loan	5.00	12/12/18	984,790	[c]	987,252
Maxim Crane Works,
Second Lien Initial Term Loan	10.25	11/20/18	750,000	[c]	750,000
Mitchell International,
First Lien Initial Term Loan	4.50	10/1/20	3,098,312	[c]	3,092,116
ON Assignment,
Term Loan	3.75	6/1/22	1,861,818	[c]	1,863,270
PGX Holdings,
First Lien Term B Loan	5.75	9/24/20	1,300,580	[c]	1,306,270
ServiceMaster Company,
Initial Term Loan	4.25	6/25/21	2,927,875	[c]	2,921,082
Vistra,
Term Loan	4.75	7/21/22	1,000,000	[c]	1,002,085
WP Mustang Holdings,
First Lien Term Loan	5.50	5/28/21	2,030,741	[c]	2,025,034
					20,781,918
Cable & Satellite Television - 2.0%
Altice Financing,
Dollar Denominated Tranche Loan	5.25	1/28/22	1,000,000	[c]	1,008,125
Charter Communications Operating,
Term E Loan	3.00	7/1/20	1,000,000	[c]	993,305
Charter Communications Operating,
Term H Loan	3.25	7/23/21	500,000	[c]	499,755
Numericable US,
Dollar Denominated Tranche B-1 Loan	4.50	4/23/20	1,600,419	[c]	1,602,564
Numericable US,
Dollar Denominated Tranche B-2 Loan	4.50	4/23/20	1,384,581	[c]	1,386,436
UPC Financing Partnership,
Facility AH Term Loan	3.25	6/30/21	500,000	[c]	494,018
Virgin Media,
B Facility Term Loan	3.50	2/15/20	673,321	[c]	667,009
Wide-Open-West,

Floating Rate Loan Interests - 80.1% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Cable & Satellite Television - 2.0% (continued)
Replacement Term B Loan		4.50	4/1/19	1,134,081	[c]	1,132,573
Yankee Cable Acquisition,
Term Loan		4.25	3/1/20	2,306,264	[c]	2,307,348
						10,091,133
Chemicals & Plastics - 6.5%
American Pacific,
Term B Loan		7.00	2/27/19	1,582,500	[c]	1,590,412
Angus Chemical,
B-1 USD Term Loan		4.50	2/2/22	973,881	[c]	973,881
AZ Chem US,
First Lien Initial Term Loan		4.50	6/11/21	1,845,688	[c]	1,845,855
Cyanco Intermediate,
Initial Term Loan		5.50	5/1/20	2,366,025	[c]	2,295,044
Emerald Performance Materials,
Second Lien Initial Term Loan		7.75	7/22/22	1,000,000	[c]	998,750
Gemini HDPE,
Advance Term Loan		4.75	8/4/21	1,851,318	[c]	1,854,400
Greenfield Specialty Alcohols,
Term Loan		7.50	11/27/18	578,751	[c]	578,751
Ineos,
Dollar Term Loan		3.75	12/15/20	2,962,471	[c]	2,942,119
Ineos,
Dollar Term Loan		4.25	3/11/22	997,499	[c]	996,776
Methanol Holdings,
Term Loan		4.25	6/16/22	1,000,000	[c]	980,600
Minerals Technologies,
Term B-1 Loan		3.75	5/10/21	1,002,885	[c]	1,006,014
Minerals Technologies,
Term B-2 Loan		4.75	5/9/21	1,000,000	[c]	1,003,750
Orion Engineered Carbons,
Initial Euro Term Loan	EUR	5.00	7/25/21	866,883	[c]	980,235
Ravago Holdings America,
Term Loan		5.50	12/18/20	1,777,500	[c]	1,788,609
Road Infrastructure,
Second Lien Term Loan		7.75	9/21/21	1,000,000	[c]	940,000
Solenis International,
Initial Euro Term Loan	EUR	4.50	7/2/21	1,488,750	[c]	1,676,024
Solenis International,
Second Lien Initial Term Loan		7.75	7/2/22	2,250,000	[c]	2,167,740
Styrolution US Holding,
Dollar Tranche B1 Loan		6.50	11/7/19	1,492,500	[c]	1,503,694
Tronox Pigments,
New Term Loan		4.25	3/19/20	3,089,794	[c]	2,924,490
Univar,
New Term Loan		4.25	6/24/22	4,000,000	[c]	3,979,000
						33,026,144
Clothing/Textiles - .6%
ABG Intermediate Holdings,
Delayed Term Loan		5.50	5/27/21	81,250	[c,d]	81,317
ABG Intermediate Holdings,
First Lien Term Loan		5.50	5/27/21	985,000	[c]	985,818
Varsity Brands,
Term Loan		5.00	12/10/21	1,840,750	[c]	1,848,343
						2,915,478

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 80.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Conglomerates - .3%
Energizer,
Term Loan	3.25	5/20/22	1,500,000	[c]	1,507,815
Containers & Glass Products - 2.5%
Anchor Glass,
Term B Loan	4.50	7/1/22	1,132,402	[c]	1,135,409
Bway Holding,
Initial Term Loan	5.50	8/7/20	4,462,462	[c]	4,472,235
Klockner Pentaplast,
Dollar Term Loan	5.00	4/22/20	778,443	[c]	780,487
Klockner Pentaplast,
Term Loan	5.00	4/20/28	1,821,557	[c]	1,826,338
Onew Wizard Acquisition,
Initial Dollar Term Loan	4.25	2/3/22	2,414,753	[c]	2,418,520
Reynolds Group Holdings,
Incremental US Term Loan	4.50	12/1/18	1,446,172	[c]	1,448,117
TricorBraun,
Term Loan	4.00	5/3/18	464,968	[c]	462,062
					12,543,168
Cosmetics/Toiletries - .9%
Spectrum Brands,
First Lien Term Loan	3.75	6/16/22	1,582,759	[c]	1,585,837
Vogue International,
First Lien Initial Tranche B Term Loan	5.75	2/7/20	3,269,211	[c]	3,287,600
					4,873,437
Ecological Services & Equipment - 1.4%
ADS Waste Holdings,
Tranche B-2 Term Loan	3.75	10/9/19	1,194,670	[c]	1,186,707
EnergySolutions,
Advance Term Loan	6.75	5/22/20	1,875,714	[c]	1,887,437
Granite Acquisition,
Second Lien Term B Loan	8.25	10/14/22	500,000	[c]	502,085
Total Safety,
First Lien Term Loan	5.75	3/1/20	984,887	[c]	866,700
Waste Industries USA,
Initial Term Loan	4.25	2/20/20	2,493,750	[c]	2,501,543
					6,944,472
Electronics & Electrical Equipment - 4.2%
Aricent Technologies,
First Lien Initial Term Loan	5.50	4/14/21	2,875,488	[c]	2,879,973
Aricent Technologies,
Second Lien Initial Term Loan	9.50	4/14/22	325,000	[c]	325,712
Avago Technologies,
Term Loan	3.75	4/16/21	1,720,949	[c]	1,722,025
Compuware,
First Lien Tranche B2 Term Loan	6.25	12/10/21	1,592,000	[c]	1,540,260
Compuware,
Second Lien Term Loan	9.25	12/9/22	900,000	[c]	841,500
Dell International,
Term B2 Loan	4.00	4/29/20	3,162,904	[c]	3,152,371
Deltek,
First Lien Term Loan	5.00	12/19/22	1,650,000	[c]	1,653,094
Epicor Software,
Term Loan	4.75	5/12/22	575,000	[c]	574,434
Lawson,

Floating Rate Loan Interests - 80.1% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Electronics & Electrical Equipment - 4.2% (continued)
Tranche B-5 Term Loan		3.75	6/3/20	1,578,470	[c]	1,536,617
Peak 10,
First Lien Term Loan		5.00	6/10/21	2,476,241	[c]	2,472,514
Protection One,
Term Loan		5.00	6/18/21	1,350,000	[c]	1,350,675
Rocket Software,
First Lien Term Loan		5.75	2/8/18	972,880	[c]	975,108
West,
Term B10 Loan		3.25	6/30/18	1,373,312	[c]	1,362,243
Zebra Technologies,
Term Loan		4.75	9/30/21	1,035,000	[c]	1,042,545
						21,429,071
Equipment Leasing - 1.1%
International Lease Finance,
Term Loan		3.50	2/26/21	3,200,000	[c]	3,202,800
Neff Rentals,
Second Lien Closing Date Loan		7.25	5/21/21	1,033,043	[c]	1,022,067
North American Lifting Holdings,
First Lien Term Loan		5.50	11/26/20	1,284,955	[c]	1,220,707
						5,445,574
Farming/Agriculture - .5%
Allflex,
Second Lien Initial Term Loan		8.00	7/19/21	1,500,000	[c]	1,510,500
Allflex Holdings,
First Lien Initial Term Loan		4.25	7/17/20	983,731	[c]	984,656
Pinnacle Operating,
First Lien Term B Loan Refinancing		4.75	11/15/18	245,603	[c]	242,840
						2,737,996
Financial Intermediaries - 4.6%
Affinion Group,
Initial Second Lien Term Loan		8.50	10/31/18	139,186	[c]	126,376
Affinion Group,
Tranche B Term Loan		6.75	10/9/16	255,256	[c]	241,748
Alliant Insurance Services,
Initial Term Loan		4.50	7/27/22	500,000	[c]	499,533
Armor Holding,
First Lien Term Loan		5.75	6/26/20	483,407	[c]	480,790
AssuredPartners Capital,
First Lien Initial Term Loan		5.00	4/2/21	348,247	[c]	348,901
Bats Global Markets,
Term Loan		5.75	1/17/20	4,684,321	[c]	4,717,486
First Data,
2018 New Dollar Term Loan		3.69	3/23/18	3,000,000	[c]	2,982,195
First Data,
Term Loan		3.94	6/24/22	750,000	[c]	746,722
Harland Clarke Holdings,
Tanche B-2 Term Loan		5.53	4/26/18	1,785,798	[c]	1,785,128
Harland Clarke Holdings,
Term B-4 Loan		6.00	8/30/19	959,473	[c]	957,794
HUB International,
Initial Term Loan		4.00	9/18/20	2,210,634	[c]	2,189,456
Ion Trading Technologies,
First Lien Initial Term Loan	EUR	4.50	6/4/21	1,350,000	[c]	1,521,842
Onex York Acquisition,

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 80.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Financial Intermediaries - 4.6% (continued)
Term B Loan	4.75	10/1/21	1,713,750	[c]	1,648,062
Progressive Solutions,
First Lien Initial Term Loan	5.50	10/16/20	417,334	[c]	418,117
Progressive Solutions,
Second Lien Initial Term Loan	9.50	10/18/21	600,000	[c]	596,250
RBS Worldpay,
Term D Loan	4.50	10/11/20	491,250	[c]	492,478
SS & C Technologies,
Term B-1 Loan	4.00	6/29/22	923,094	[c]	926,223
SS & C Technologies,
Term B-2 Loan	4.00	6/29/22	149,552	[c]	150,059
TransFirst,
Second Lien Term Loan	9.00	11/11/22	500,000	[c]	498,540
TransFirst,
Term B-1 Loan	4.75	11/12/21	2,114,375	[c]	2,116,489
					23,444,189
Food & Drug Retail - .7%
Albertson's,
Term B-2 Loan	5.38	3/21/19	1,490,022	[c]	1,484,671
Albertson's,
Term B-3 Loan	5.00	8/9/19	1,975,000	[c]	1,969,013
					3,453,684
Food Products - 1.4%
Bellisio Foods,
US Term Loan	5.25	12/16/17	472,600	[c]	439,518
Del Monte Foods,
First Lien Initial Loan	4.25	1/26/21	701,874	[c]	677,309
Del Monte Foods,
Second Lien Initial Loan	8.25	7/26/21	1,000,000	[c]	908,330
Hearthside Food Solutions,
Term Loan	4.50	8/17/21	1,207,800	[c]	1,203,271
Hostess Brands,
First Lien Term Loan	4.50	7/29/22	1,250,000	[c]	1,252,344
Hostess Brands,
Second Lien Term Loan	8.50	7/28/23	325,000	[c]	326,472
JBS,
Term Loan	4.00	8/18/22	2,500,000	[c]	2,493,762
					7,301,006
Food Service - 1.0%
Advantage Sales & Marketing,
First Lien Initial Term Loan	4.25	7/21/21	1,588,000	[c]	1,574,804
Advantage Sales & Marketing,
Second Lien Initial Term Loan	7.50	7/21/22	500,000	[c]	487,250
Burger King,
Facility B2 Term Loan	3.75	12/10/21	1,593,854	[c]	1,594,053
Checkout Holding,
First Lien Term Loan	4.50	4/3/21	1,485,000	[c]	1,329,075
					4,985,182
Health Care - 8.1%
Acadia Health,
Term Loan	4.25	2/11/22	3,460,119	[c]	3,488,907
Accellent,
First Lien Initial Term Loan	4.50	2/19/21	1,481,250	[c]	1,481,250
Accellent,

Floating Rate Loan Interests - 80.1% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Health Care - 8.1%
Second Lien Initial Term Loan		7.50	2/21/22	500,000	[c]	504,065
Carestream,
New Term Loan		5.00	6/7/19	336,180	[c]	333,939
Carestream Health,
Second Lien Term Loan		9.50	12/5/19	1,436,018	[c]	1,425,025
Catalent Pharma Solutions,
Dollar Term Loan		4.25	5/7/21	1,972,535	[c]	1,976,569
CHG Healthcare Services,
First Lien Term Loan		4.25	11/20/20	983,242	[c]	981,399
CHS/Community Health Systems,
Term G Loan		3.75	12/31/19	885,066	[c]	885,389
CHS/Community Health Systems,
Term H Loan		4.00	1/27/21	1,628,497	[c]	1,634,702
Community Health Systems,
Incremental 2018 Term F Loan		3.53	1/25/18	1,199,567	[c]	1,200,617
Convatec,
Dollar Term Loan		4.25	6/15/20	750,000	[c]	749,062
DPX Holdings,
Incremental EURO Term Loan	EUR	4.50	3/11/21	359,093	[c]	404,635
Drumm Investors,
Term Loan		6.75	5/4/18	1,630,199	[c]	1,646,509
Endo Luxembourg Finance,
Term Loan		3.75	6/24/22	2,000,000	[c]	2,004,280
Hill-Rom,
Term Loan		3.50	7/29/22	1,750,000	[c]	1,754,016
Horizon Pharma,
Term Loan		4.50	4/29/21	2,000,000	[c]	2,006,250
Kindred Healthcare,
Term Loan		4.25	3/26/21	1,973,791	[c]	1,976,880
Kinetic Concepts,
Dollar Term E-1 Loan		4.50	5/4/18	2,211,928	[c]	2,212,857
Mallinckrodt International Finance,
Initial Term B Loan		3.25	3/5/21	987,500	[c]	982,256
Par Pharmaceutical Companies,
Term B-2 Loan		4.00	9/30/19	1,878,420	[c]	1,878,890
Patheon,
Term Loan		4.25	1/22/21	1,480,000	[c]	1,467,398
Pharmaceutical Product Development,
Term Loan		4.25	8/5/22	750,000	[c]	746,719
Royalty Pharma,
New Term B-4 Loan		3.50	11/9/20	2,992,481	[c]	2,995,908
Siemens Audiology Solutions,
Facility B4-Term Loan		4.25	1/17/22	1,496,250	[c]	1,498,592
Surgical Care Affiliates,
Initial Term Loan		4.25	3/11/22	1,296,750	[c]	1,296,750
Valeant Pharmaceuticals International,
Retired - Series E Tranche B Term Loan		3.50	6/26/20	1,665,884	[c]	1,663,669
Valeant Pharmaceuticals International,
Term Loan		4.00	3/11/22	1,995,000	[c]	1,998,062
						41,194,595
Home Furnishing - .6%
Mattress Holding,
Term Loan		5.00	10/1/21	2,977,500	[c]	2,996,109

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 80.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Industrial Equipment - 1.4%
Ameriforge Group,
First Lien Term Loan	5.00	7/18/19	1,230,050	[c]	893,016
Ameriforge Group,
Second Lien Term Loan	8.75	12/21/20	800,000	[c]	560,000
Doncasters US,
First Lien Term B Loan	4.50	4/9/20	1,443,086	[c]	1,439,839
Filtration Group,
First Lien Initial Term Loan	4.25	11/13/20	1,451,498	[c]	1,453,312
Hudson Products,
Term Loan	5.00	3/17/19	613,167	[c]	590,173
Mueller Water Products,
Initial Loan	4.00	11/19/21	1,192,005	[c]	1,195,730
Navios Maritime Partners,
Term Loan	5.50	6/15/20	500,000	[c]	497,500
RGIS Services,
Tranche C Term Loan	5.50	10/18/17	712,374	[c]	664,289
					7,293,859
Leisure Goods/Activities/Movies - 3.5%
24 Hour Fitness Worldwide,
Term Loan	4.75	5/20/21	392,030	[c]	378,678
Centerplate,
Term Loan A	4.75	11/27/19	985,000	[c]	981,922
Delta 2 (LUX) Sarl Form 1,
First Lien Term Loan	7.75	7/29/22	1,000,000	[c]	983,750
Delta 2 (LUX) Sarl Form 1,
Second Lien Term Loan	4.75	7/30/21	2,416,348	[c]	2,402,756
Deluxe Entertainment Services Group,
Initial Term Loan	6.50	2/25/20	1,821,911	[c]	1,767,253
IMG Worldwide,
Term Loan	5.25	3/19/21	2,450,350	[c]	2,446,270
La Quinta Intermediate,
Term B Loan	4.00	2/19/21	2,028,645	[c]	2,027,793
Lions Gate Entertainment,
Second Lien Term Loan	5.00	3/11/22	2,300,000	[c]	2,308,625
Metro-Goldwyn-Mayer,
Second Lien Term Loan	5.13	6/26/20	1,500,000	[c]	1,507,500
Technicolor Finance,
US Term Loans	5.00	7/11/20	2,339,375	[c]	2,341,714
WME IMG,
Second Lien Term Loan	8.25	5/6/22	500,000	[c]	485,625
					17,631,886
Lodging & Casinos - 2.4%
American Casinos & Entertainment,
First Lien Term Loan	5.00	6/17/22	1,000,000	[c]	1,006,250
Boyd Gaming,
Term B Loan	4.00	8/14/20	442,634	[c]	442,792
Orbitz Worldwide,
Tranche C Term Loan	4.50	4/9/21	2,052,885	[c]	2,049,036
Scientific Games,
Term B Loan	6.00	10/18/20	1,001,184	[c]	992,423
Scientific Games,
Term B-2 Loan	6.00	9/17/21	5,099,375	[c]	5,051,568
Travelport,
Initial Term Loan	5.75	8/13/21	2,977,500	[c]	2,983,812
					12,525,881

Floating Rate Loan Interests - 80.1% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Nonferrous Metals/Minerals - .4%
Novelis,
Term Loan		4.00	5/27/22	1,900,000	[c]	1,881,294
Oxbow Carbon,
Second Lien Initial Term Loan		8.00	1/18/20	250,000	[c]	228,750
						2,110,044
Oil & Gas - 1.5%
Brand Energy & Infrastructure Services,
Initial Term Loan		4.75	11/20/20	1,477,500	[c]	1,349,445
Brock Holdings III,
Second Lien Initial Loan		10.00	3/16/18	1,333,333	[c]	1,260,000
Cactus Wellhead,
Tranche B Term Loan		7.00	7/30/20	1,675,779	[c]	1,248,455
FR Dixie Acquisition,
Term Loan		5.75	1/22/21	2,169,494	[c]	1,703,053
Offshore Group Investment,
Second Term Loan		5.75	3/28/19	212,344	[c]	96,783
Offshore Group Investment,
Term Loan		5.00	10/25/17	725,870	[c]	376,393
Paragon Offshore Finance,
Term Loan		3.75	7/16/21	992,500	[c]	581,853
Templar Energy,
Second Lien Term Loan		8.50	11/25/20	2,000,000	[c]	990,000
						7,605,982
Publishing - 1.9%
BarBri,
Initial Term Loan		4.50	6/19/17	1,138,281	[c]	1,062,392
Getty Images,
Term B Loan		4.75	10/18/19	491,184	[c]	315,058
Interactive Data Corporation,
Term Loan		4.75	4/23/21	1,573,298	[c]	1,574,611
Laureate Education,
New Term Loan		5.00	6/16/18	1,472,057	[c]	1,362,581
Merrill Communications,
Initial Term Loan		6.25	5/27/22	1,300,000	[c]	1,298,375
Penton Media,
First Lien Term B-1 Loan		5.00	10/3/19	681,437	[c]	682,293
Pre-Paid Legal Services,
Term Loan		6.50	7/1/19	1,582,035	[c]	1,589,281
Redtop Acquisitions,
First Lien Initial Euro Term Loan	EUR	4.75	12/22/20	1,000,000	[c]	1,132,598
Redtop Acquisitions,
Second Lien Term Loan		8.25	7/22/21	246,250	[c]	246,148
SNL Financial,
New Term Loan		4.50	10/23/18	482,029	[c]	482,482
						9,745,819
Radio & Television - 4.1%
Audio Visual Services,
Term B Loan		4.50	1/22/21	2,473,737	[c]	2,460,330
Clear Channel Communications,
Tranche D Term Loan		6.95	1/30/19	750,000	[c]	664,688
Clear Channel Communications,
Tranche E Term Loan		7.70	1/30/19	711,474	[c]	637,363
Creative Artists Agency,
Initial Term Loan		5.50	12/10/21	1,840,750	[c]	1,856,857

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 80.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Radio & Television - 4.1% (continued)
Gray Television,
Term Loan	3.75	6/13/21	3,250,000	[c]	3,252,697
Media General,
Term B Loan	4.00	7/31/20	3,042,063	[c]	3,043,493
MTL Publishing,
New Term Loan	4.00	8/12/22	2,653,612	[c]	2,654,023
The Weather Channel,
Term Loan	5.75	5/12/22	1,298,000	[c]	1,290,971
Tribune,
Term B Loan	3.75	12/27/20	1,844,227	[c]	1,839,331
Univision Communications,
2013 Incremental Term Loan	4.00	3/1/20	3,052,521	[c]	3,036,709
					20,736,462
Retailers - 6.4%
99 Cents Only Stores,
Tranche B-2 Loan	4.50	1/11/19	2,225,511	[c]	2,119,800
Academy Sports,
Initial Term Loan	5.00	6/22/16	2,500,000	[c]	2,493,075
Ascena Retail Group,
Term B Loan	5.25	7/29/22	5,000,000	[c]	4,904,175
CWGS Group,
Term Loan	5.25	2/20/20	3,657,940	[c]	3,674,712
Dollar Tree,
Term B-2 Loan	4.25	3/9/22	2,500,000	[c]	2,502,612
Dollar Tree,
Term Loan	3.50	3/9/22	1,698,602	[c]	1,703,061
General Nutrition Centers,
Tranche B Term Loan	3.25	3/2/18	873,042	[c]	867,590
Hudson Bay,
Term B Loan	4.75	8/12/22	2,600,000	[c]	2,608,125
Michaels Stores,
Term B Loan	3.75	1/28/20	972,374	[c]	971,164
Neiman Marcus Group,
Term Loan	4.25	10/25/20	1,712,544	[c]	1,697,174
Nine West Holdings,
Initial Loan	4.75	9/5/19	1,272,038	[c]	1,019,221
Nine West Holdings,
Initial Loan	6.25	1/8/20	250,000	[c]	136,875
Pet Smart,
Tranche B-1 Loan	4.25	3/11/22	3,990,000	[c]	3,989,721
Serta Simmons Holdings,
Term Loan	4.25	10/1/19	1,805,720	[c]	1,808,772
Staples,
Term B Loan	3.50	4/23/21	2,300,000	[c]	2,293,675
					32,789,752
Surface Transport - 2.1%
IBC Capital,
First Lien Initial Term Loan	4.75	8/5/21	2,493,750	[c]	2,428,289
Kenan Advantage,
Delayed Draw Term 1 Loan	4.00	1/23/17	47,872	[c,d]	47,797
Kenan Advantage,
Initial Canadian Term Loan	4.00	7/22/22	109,338	[c]	109,167
Kenan Advantage,
Initial U.S. Term Loan	4.00	7/22/22	342,790	[c]	342,253
Omnitracs,

Floating Rate Loan Interests - 80.1% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Surface Transport - 2.1% (continued)
Term Loan		4.75	10/29/20	2,467,483	[c]	2,453,604
Overseas ShipHolding,
First Lien Term Loan		5.25	7/22/19	1,978,759	[c]	1,972,981
Scandlines,
Facility B Term Loan	EUR	4.50	11/4/20	837,308	[c]	943,988
Stena International,
Term Loan		4.00	2/24/21	1,743,075	[c]	1,574,572
Vouvray US Finance,
First Lien Term Loan		5.00	6/25/21	992,481	[c]	995,786
						10,868,437
Telecommunications - 5.8%
Asurion,
Incremental Tranche B-1 Term Loan		5.00	5/24/19	1,330,260	[c]	1,323,609
Asurion,
Incremental Tranche B-2 Term Loan		4.25	7/8/20	987,406	[c]	965,500
Asurion,
Second Lien Term Loan		8.50	2/19/21	1,000,000	[c]	983,330
Asurion,
Term B4-Loan		5.00	7/29/22	500,000	[c]	495,703
Avaya,
Term B-6 Loan		6.50	3/31/18	472,283	[c]	444,536
Birch Communications,
Term Loan		7.75	7/17/20	1,457,292	[c]	1,459,113
Communications Sales & Leasing,
Term Loan		5.00	10/14/22	2,500,000	[c]	2,396,875
Consolidated Communications,
Initial Term Loan		4.25	12/18/20	1,231,250	[c]	1,230,099
Crown Castle Operating Company,
Extended Incremental Tranche B-2 Term Loan		3.00	1/29/21	1,723,750	[c]	1,720,225
Fairpoint Communications,
Term Loan		7.50	2/14/19	1,700,000	[c]	1,708,848
Integra Telecom,
Term B-1 Loan		5.25	8/14/20	798,000	[c]	798,299
Intelsat Jackson Holdings,
Tranche B-2 Term Loan		3.75	6/30/19	733,086	[c]	721,173
IPC,
First Lien Term B-1 Loan		5.50	8/6/21	1,995,000	[c]	1,995,000
Level 3 Financing,
Tranche B-II 2022 Term Loan		3.50	5/31/22	2,500,000	[c]	2,478,912
Nextgen Finance,
Term B Loan		5.00	5/28/21	2,673,000	[c]	2,352,240
Riverbed Technology,
Term Loan		6.00	2/25/22	2,543,625	[c]	2,551,040
SBA Senior Finance II,
Incremental Tranche B-1 Term Loan		3.25	3/24/21	2,722,500	[c]	2,697,821
Transaction Network Services,
First Lien Initial Term Loan		5.00	2/15/20	204,929	[c]	205,506
Transaction Network Services,
Second Lien Initial Term Loan		9.00	8/14/20	2,212,973	[c]	2,203,756
Windstream,
Tranche B-5 Term Loan		3.50	8/26/19	985,000	[c]	960,375
						29,691,960

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 80.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Utilities - 2.5%
Calpine,
Term B5 Loan	3.50	5/20/22	1,500,000	[c]	1,484,302
Calpine,
Term Loan	4.00	10/30/20	985,000	[c]	984,616
CommScope,
Tranche 5 Term Loan	3.75	5/27/22	1,750,000	[c]	1,747,454
EFS Cogen Holdings,
Term B Advance Loan	3.75	12/17/20	974,806	[c]	974,811
Murray Energy,
Term B-2 Loan	7.50	4/9/20	2,725,000	[c]	2,053,969
Sandy Creek Energy Associates,
Term Loan	5.00	11/6/20	3,748,339	[c]	3,590,590
TPF Power II,
Term Loan	5.50	9/29/21	1,728,225	[c]	1,733,980
					12,569,722
Total Floating Rate Loan Interests (cost $415,695,065)					407,925,330
Other Investments - 8.1%			Shares		Value ($)
Registered Investment Company
Dreyfus Institutional Preferred Plus Money Market Fund (cost $41,485,102)			41,485,102	[e]	41,485,102
Total Investments (cost $535,971,046)			103.1%		525,144,082
Liabilities, Less Cash and Receivables			(3.1%)		(15,631,232)
Net Assets			100.0%		509,512,850

a  Principal amount stated in U.S. dollars unless otherwise noted.
  EUR—Euro

b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, these securities were valued at $44,809,267, or 8.8% of net assets.

c Variable rate security--interest rate subject to periodic change.

d Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Bank Loans	80.1
Corporate Bonds	8.3
Money Market Investment	8.1
Asset-Backed	6.6
103.1

†Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	494,485,944	483,658,980
Affiliated issuers	41,485,102	41,485,102
Cash		1,483,056
Cash denominated in foreign currency	1,136,849	1,163,509
Receivable for investment securities sold		4,382,276
Dividends and interest receivable		3,283,130
Receivable for shares of Common Stock subscribed		475,094
Prepaid expenses		41,098
		535,972,245
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		306,713
Payable for investment securities purchased		24,709,307
Payable for shares of Common Stock redeemed		888,294
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		433,822
Accrued expenses		121,259
		26,459,395
Net Assets ($)		509,512,850
Composition of Net Assets ($):
Paid-in capital		523,420,046
Accumulated undistributed investment income—net		3,060,397
Accumulated net realized gain (loss) on investments		(5,732,253)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(11,235,340)
Net Assets ($)		509,512,850

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	7,824,133	803,255	10,186,526	490,698,936
Shares Outstanding	636,461	65,410	829,361	39,976,441
Net Asset Value Per Share ($)	12.29	12.28	12.28	12.27

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2015

Investment Income ($):
Income:
Interest	25,320,884
Dividends from affliated issuers	30,241
Total Income	25,351,125
Expenses:
Management fee—Note 3(a)	3,367,134
Professional fees	138,025
Registration fees	61,069
Custodian fees—Note 3(c)	47,344
Directors' fees and expenses—Note 3(d)	33,616
Prospectus and shareholders’ reports	27,109
Shareholder servicing costs—Note 3(c)	21,539
Loan commitment fees—Note 2	5,422
Distribution fees—Note 3(b)	5,158
Interest expense—Note 2	115
Miscellaneous	215,514
Total Expenses	3,922,045
Less—reduction in expenses due to undertaking—Note 3(a)	(286)
Less—reduction in fees due to earnings credits—Note 3(c)	(6)
Net Expenses	3,921,753
Investment Income—Net	21,429,372
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(6,886,419)
Net realized gain (loss) on forward foreign currency exchange contracts	3,679,003
Net Realized Gain (Loss)	(3,207,416)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(10,360,955)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(479,608)
Net Unrealized Appreciation (Depreciation)	(10,840,563)
Net Realized and Unrealized Gain (Loss) on Investments	(14,047,979)
Net Increase in Net Assets Resulting from Operations	7,381,393

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2015	2014	[a]
Operations ($):
Investment income—net	21,429,372	11,228,941
Net realized gain (loss) on investments	(3,207,416)	368,838
Net unrealized appreciation (depreciation) on investments	(10,840,563)	(394,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,381,393	11,203,002
Dividends to Shareholders from ($):
Investment income—net:
Class A	(214,378)	(414,039)
Class C	(20,921)	(6,367)
Class I	(607,464)	(6,794,894)
Class Y	(21,015,497)	(2,755,568)
Net realized gain on investments:
Class A	(5,117)	-
Class C	(641)	-
Class I	(22,264)	-
Class Y	(647,488)	-
Total Dividends	(22,533,770)	(9,970,868)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,039,579	21,761,718
Class C	730,370	578,984
Class I	51,461,427	479,022,149
Class Y	154,500,817	559,614,183
Dividends reinvested:
Class A	205,528	69,967
Class C	18,251	4,429
Class I	218,661	1,649,707
Class Y	8,458,213	1,442,596
Cost of shares redeemed:
Class A	(1,648,118)	(17,582,118)
Class C	(403,349)	(110,592)
Class I	(48,022,786)	(475,368,914)
Class Y	(177,642,154)	(40,565,455)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(7,083,561)	530,516,654
Total Increase (Decrease) in Net Assets	(22,235,938)	531,748,788
Net Assets ($):
Beginning of Period	531,748,788	-
End of Period	509,512,850	531,748,788
Undistributed investment income—net	3,060,397	1,773,855

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2015	2014	[a]
Capital Share Transactions:
Class A
Shares sold	403,936	1,737,952
Shares issued for dividends reinvested	16,524	5,546
Shares redeemed	(132,370)	(1,395,127)
Net Increase (Decrease) in Shares Outstanding	288,090	348,371
Class C
Shares sold	58,811	45,974
Shares issued for dividends reinvested	1,468	351
Shares redeemed	(32,450)	(8,744)
Net Increase (Decrease) in Shares Outstanding	27,829	37,581
Class Ib
Shares sold	4,124,538	37,998,192
Shares issued for dividends reinvested	17,607	130,741
Shares redeemed	(3,857,449)	(37,584,268)
Net Increase (Decrease) in Shares Outstanding	284,696	544,665
Class Yb
Shares sold	12,436,195	44,288,645
Shares issued for dividends reinvested	681,216	114,537
Shares redeemed	(14,327,218)	(3,216,934)
Net Increase (Decrease) in Shares Outstanding	(1,209,807)	41,186,248
[a] From September 27, 2013 (commencement of operations) to August 31, 2014.
[b] During the period ended August 31, 2014, 33,340,363 Class I shares representing $421,755,588 were exchanged for 33,340,363 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.64	12.50
Investment Operations:
Investment income—net[b]	.48	.38
Net realized and unrealized gain (loss) on investments	(.33)	.05
Total from Investment Operations	.15	.43
Distributions:
Dividends from investment income—net	(.48)	(.29)
Dividends from net realized gain on investments	(.02)	-
Total Distributions	(.50)	(.29)
Net asset value, end of period	12.29	12.64
Total Return (%)[c]	1.28	3.39[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.13[e]
Ratio of net expenses to average net assets	1.04	1.03[e]
Ratio of net investment income to average net assets	3.88	3.17[e]
Portfolio Turnover Rate	76.63	51.30[d]
Net Assets, end of period ($ x 1,000)	7,824	4,402

a From September 27, 2013 (commencement of operations) to August 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.63	12.50
Investment Operations:
Investment income—net[b]	.39	.28
Net realized and unrealized gain (loss) on investments	(.33)	.06
Total from Investment Operations	.06	.34
Distributions:
Dividends from investment income—net	(.39)	(.21)
Dividends from net realized gain on investments	(.02)	-
Total Distributions	(.41)	(.21)
Net asset value, end of period	12.28	12.63
Total Return (%)[c]	.47	2.73[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84	1.98[e]
Ratio of net expenses to average net assets	1.80	1.80[e]
Ratio of net investment income to average net assets	3.11	2.40[e]
Portfolio Turnover Rate	76.63	51.30[d]
Net Assets, end of period ($ x 1,000)	803	475

a From September 27, 2013 (commencement of operations) to August 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

	Year Ended August 31,
Class I Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.62	12.50
Investment Operations:
Investment income—net[b]	.56	.43
Net realized and unrealized gain (loss) on investments	(.36)	.01
Total from Investment Operations	.20	.44
Distributions:
Dividends from investment income—net	(.52)	(.32)
Dividends from net realized gain on investments	(.02)	-
Total Distributions	(.54)	(.32)
Net asset value, end of period	12.28	12.62
Total Return (%)	1.58	3.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.85[d]
Ratio of net expenses to average net assets	.77	.79[d]
Ratio of net investment income to average net assets	4.19	3.40[d]
Portfolio Turnover Rate	76.63	51.30[c]
Net Assets, end of period ($ x 1,000)	10,187	6,876

a From September 27, 2013 (commencement of operations) to August 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.63	12.50
Investment Operations:
Investment income—net[b]	.51	.36
Net realized and unrealized gain (loss) on investments	(.32)	.09
Total from Investment Operations	(.19)	.45
Distributions:
Dividends from investment income—net	(.53)	(.32)
Dividends from net realized gain on investments	(.02)	-
Total Distributions	(.55)	(.32)
Net asset value, end of period	12.27	12.63
Total Return (%)	1.56	3.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.86[d]
Ratio of net expenses to average net assets	.75	.79[d]
Ratio of net investment income to average net assets	4.14	3.41[d]
Portfolio Turnover Rate	76.63	51.30[c]
Net Assets, end of period ($ x 1,000)	490,699	519,996

a  From September 27, 2013 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
   See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Floating Rate Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek high current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (“Alcentra”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

NOTES TO FINANCIAL STATEMENTS (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the "Service") approved by the Company’s Board of Directors (the "Board"). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2015 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:
Collateralized Loan Obligations	-	33,399,737	-	33,399,737
Corporate Bonds†	-	42,333,913	-	42,333,913
Floating Rate Loan Interests†	-	402,467,936	5,457,394	407,925,330
Mutual Funds	41,485,102	-	-	41,485,102
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(433,822)	-	(433,822)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end.

At August 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests ($)
Balance as of 8/31/2014	-
Realized gain (loss)	-
Change in unrealized apprecition (depreciation)	-
Purchases	-
Sales	-
Transfer into Level 3	5,457,394
Transfer out of Level 3	-
Balance as of 8/31/2015	5,457,394
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 8/31/2015	-

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended August 31, 2015 were as follows:

Affiliated Investment Company	Value 8/31/2014 ($)	Purchases ($)	Sales ($)	Value 8/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	35,593,025	283,086,590	277,194,513	41,485,102	8.1

(e) Risk: The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On August 31, 2015, the Board declared a cash dividend of $.042, $.033, $.045 and $.046 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on September 1, 2015 (ex-dividend date), to shareholders of record as of the close of business on August 31, 2015.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,626,575 and unrealized depreciation $11,330,155. In addition, the fund had $5,203,616 of capital losses realized after October 31, 2014, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2015 and August 31, 2014 were as follows: ordinary income $21,862,170 and $9,970,868, and long-term capital gains $671,600 and $0, respectively.

During the period ended August 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, foreign currency transactions, paydown gains and losses, dividend reclassification, and consent fees, the fund increased accumulated undistributed investment income-net by $1,715,430 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2015 was approximately $10,400 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2014 through January 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary

NOTES TO FINANCIAL STATEMENTS (continued)

expenses) exceed .80% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $286 during the period ended August 31, 2015.

Pursuant to a sub-investment advisory agreement between Dreyfus and Alcentra, Alcentra serves as the fund’s sub-investment adviser responsible for the day-to–day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allow the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended August 31, 2015, the Distributor retained $1,339 from commissions earned on sales of the fund’s Class A shares and $16 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2015, Class C shares were charged $5,158 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2015, Class A and Class C shares were charged $14,183 and $1,719, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2015, the fund was charged $3,009 for transfer agency services and $138 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $6.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2015, the fund was charged $47,344 pursuant to the custody agreement.

During the period ended August 31, 2015, the fund was charged $10,965 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $281,388, Distribution Plan fees $513, Shareholder Services Plan fees $1,835, custodian fees $20,692, Chief Compliance Officer fees $1,737 and transfer agency fees $548.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2015, amounted to $380,715,946 and $387,924,271, respectively..

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At August 31, 2015, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter ("OTC") derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended August 31, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at August 31, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized (Depreciation) ($)
Sales:
Credit Suisse International
Euro,
Expiring
9/14/2015	14,120,000	15,414,098	15,847,920	(433,822)

Gross Unrealized Depreciation	(433,822)

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2015:

Average Market Value ($)
Forward contracts	18,295,368

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2015, the cost of investments for federal income tax purposes was $536,499,683; accordingly, accumulated net unrealized depreciation on investments was $11,355,601, consisting of $1,537,028 gross unrealized appreciation and $12,892,629 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Floating Rate Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of August 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for each of the year or period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Floating Rate Income Fund as of August 31, 2015, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the year or period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 30, 2015

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 83.39% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends and capital gains distributions paid for the 2015 calendar year on Form 1099 DIV which will be mailed in early 2016. Also, the fund reports the maximum amount allowable but not less than $.0163 per share as a capital gain dividend paid on December 26, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 144

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 82

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 30

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 30

———————

Roslyn M. Watson (65)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 68

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 68

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J. Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NOTES

For More Information

Dreyfus Floating Rate Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DFLAX Class C: DFLCX Class I: DFLIX Class Y: DFLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended August 31 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation	6240AR0815

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $82,740 in 2014 and $84,800 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,540 in 2014 and $9,540 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,890 in 2014 and $5,440 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $15,801,381 in 2014 and $13,738,906 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    October 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    October 22, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    October 22, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)